UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 26, 2015

STANDARD METALS PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Walnut Street, Gadsden, Alabama 35901
(Address of principal executive offices)

(888) 960-7347

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015, Mr. James McBurney accepted the nomination of Standard Metals Processing, Inc. (the “Company”) to serve on its board of directors as an independent director.

Mr. McBurney has extensive executive experience with corporate finance advisory firms, banks and private and public entities concentrated in the natural resources and metals and mining industries.

Previously, Mr. McBurney served as the Chief Executive Officer of White Tiger Gold Ltd., (now Mangazeya Mining Ltd.) (TSX:WTG) a mining and exploration company. He also served as the Chief Executive Officer at HCF International Advisers Limited, a leading independent corporate finance adviser specializing in advisory services to clients worldwide in the Metals & Mining and associated infrastructure sectors. Prior to joining HCF, he served as the Chief Executive Officer of JNR (UK) Limited, a Rothschild family-owned merchant bank with a primary focus on natural resources and the former Soviet Union.

Mr. McBurney headed European Natural Resources investment banking at Bank of America in London. Earlier he served as a Managing Director with Merrill Lynch & Co., Inc.’s Energy & Power Group in New York, and was an executive director in M&A and Energy & Power with Goldman Sachs in New York and London.

Mr. McBurney formerly served as an Independent Non-Executive Director of RusPetro Plc (LON:RPO), a Director at Mangazeya Mining Ltd. and as a Non-Executive Director of Oxus Gold Plc (LON:OXS).

Prior to his banking career, he served for five years in the U.S. Marine Corps as both an Infantry Officer and as a Reconnaissance Officer.

He received an MBA from Harvard Business School and a BA from Yale College.

Mr. McBurney is currently an Independent Non-Executive Director, Member of Audit Committee and Member of Remuneration Committee Director at Victoria Oil & Gas Plc, (LON:VOG) and a Non-Executive Director, Member of Audit Committee and Member of Nominating & Corporate Governance Committee for Sears Canada Inc. (TSX: SCC; NASDAQ: SRSC).

There are no familial relationships between Mr. McBurney and any officers or directors or any reportable related-party transactions.

The press release issued by the Company announcing Mr. McBurney’s nomination acceptance is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued by Standard Metals Processing, Inc. on January 27, 2015, “James McBurney Accepts Nomination to Standard Metals Processing, Inc. Board of Directors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2015	Standard Metals Processing, Inc.

	By:	/s/ Sharon L. Ullman
Sharon L. Ullman Chief Executive Officer